Exhibit 99.2

Fourth Quarter 2021 Earnings Results

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter 2021 Earnings Release	Page 1 of 17

Consolidated Financial Highlights

	Three Months Ended					Year Ended
(Unaudited, $ in 000s except per share information)	12/31/2021	12/31/2020	% Change	9/30/2021	% Change	12/31/2021	12/31/2020	% Change
Net revenues	$1,304,225	$1,059,910	23.1%	$1,144,938	13.9%	$4,737,088	$3,752,061	26.3%
Net income	$261,390	$188,469	38.7%	$192,376	35.9%	$824,858	$503,472	63.8%
Preferred dividends	9,320	7,677	21.4%	9,689	(3.8%)	35,587	27,261	30.5%

Net income available to common shareholders	$252,070	$180,792	39.4%	$182,687	38.0%	$789,271	$476,211	65.7%
Earnings per diluted common share	$2.20	$1.61	36.6%	$1.62	35.8%	$6.96	$4.39	58.5%
Earnings per diluted common share available to common shareholders	$2.12	$1.55	36.8%	$1.54	37.7%	$6.66	$4.16	60.1%
Non-GAAP financial summary (1):
Net revenues	$1,304,225	$1,059,883	23.1%	$1,144,938	13.9%	$4,737,241	$3,752,213	26.3%
Net income	$274,708	$202,731	35.5%	$205,342	33.8%	$875,120	$550,108	59.1%
Preferred dividends	9,320	7,677	21.4%	9,689	(3.8%)	35,587	27,261	30.5%

Net income available to common shareholders	$265,388	195,054	36.1%	195,653	35.6%	839,533	522,847	60.6%
Earnings per diluted common share	$2.31	$1.74	32.8%	$1.73	33.5%	$7.38	$4.80	53.8%
Earnings per diluted common share available to common shareholders	$2.23	$1.67	33.5%	$1.65	35.2%	$7.08	$4.56	55.3%

Weighted average number of common shares outstanding
Basic	107,185	106,041	1.1%	107,379	(0.2%)	107,536	106,174	1.3%
Diluted	118,959	116,828	1.8%	118,475	0.4%	118,530	114,573	3.5%
Period end common shares outstanding	104,499	103,149	1.3%	104,263	0.2%	104,499	103,149	1.3%
Cash dividends declared per common share	$0.15	$0.11	36.4%	$0.15	0.0%	$0.60	$0.45	33.3%

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter 2021 Earnings Release	Page 2 of 17

GAAP Results of Operations (Unaudited)

	Three Months Ended					Year Ended
($ in 000s except per share information)	12/31/2021	12/31/2020	% Change	9/30/2021	% Change	12/31/2021	12/31/2020	% Change
Revenues:
Commissions	$211,068	$199,847	5.6%	$189,239	11.5%	$809,500	$760,627	6.4%
Principal transactions	144,584	142,737	1.3%	118,977	21.5%	581,164	588,303	(1.2%)

Transactional revenues	355,652	342,584	3.8%	308,216	15.4%	1,390,664	1,348,930	3.1%
Capital raising	166,591	164,276	1.4%	164,061	1.5%	709,236	524,161	35.3%
Advisory	310,780	173,395	79.2%	208,218	49.3%	856,145	428,147	100.0%

Investment banking	477,371	337,671	41.4%	372,279	28.2%	1,565,381	952,308	64.4%
Asset management	318,638	249,928	27.5%	313,862	1.5%	1,206,516	917,424	31.5%
Other income	14,496	24,366	(40.5%)	18,760	(22.7%)	72,125	75,345	(4.3%)

Operating revenues	1,166,157	954,549	22.2%	1,013,117	15.1%	4,234,686	3,294,007	28.6%
Interest revenue	145,425	119,876	21.3%	141,844	2.5%	548,400	523,832	4.7%

Total revenues	1,311,582	1,074,425	22.1%	1,154,961	13.6%	4,783,086	3,817,839	25.3%
Interest expense	7,357	14,515	(49.3%)	10,023	(26.6%)	45,998	65,778	(30.1%)

Net revenues	1,304,225	1,059,910	23.1%	1,144,938	13.9%	4,737,088	3,752,061	26.3%

Non-interest expenses:
Compensation and benefits	757,948	621,344	22.0%	672,385	12.7%	2,820,301	2,279,335	23.7%
Occupancy and equipment rental	75,080	73,729	1.8%	72,160	4.0%	290,243	274,664	5.7%
Communication and office supplies	41,925	40,443	3.7%	40,432	3.7%	165,490	164,736	0.5%
Commissions and floor brokerage	15,257	12,687	20.3%	14,744	3.5%	59,681	55,960	6.6%
Provision for credit losses	4,062	—	nm	(660)	nm	(11,502)	33,925	(133.9%)
Other operating expenses	91,291	77,006	18.6%	89,375	2.1%	345,794	292,281	18.3%

Total non-interest expenses	985,563	825,209	19.4%	888,436	10.9%	3,670,007	3,100,901	18.4%
Income before income taxes	318,662	234,701	35.8%	256,502	24.2%	1,067,081	651,160	63.9%
Provision for income taxes	57,272	46,232	23.9%	64,126	(10.7%)	242,223	147,688	64.0%

Net income	261,390	188,469	38.7%	192,376	35.9%	824,858	503,472	63.8%
Preferred dividends	9,320	7,677	21.4%	9,689	(3.8%)	35,587	27,261	30.5%

Net income available to common shareholders	$252,070	$180,792	39.4%	$182,687	38.0%	$789,271	$476,211	65.7%

Earnings per common share:
Basic	$2.35	$1.70	38.2%	$1.70	38.2%	$7.34	$4.49	63.5%
Diluted	$2.12	$1.55	36.8%	$1.54	37.7%	$6.66	$4.16	60.1%
Weighted average number of common shares outstanding:
Basic	107,185	106,041	1.1%	107,379	(0.2%)	107,536	106,174	1.3%
Diluted	118,959	116,828	1.8%	118,475	0.4%	118,530	114,573	3.5%
Cash dividends declared per common share	$0.15	$0.11	36.4%	$0.15	0.0%	$0.60	$0.45	33.3%

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter 2021 Earnings Release	Page 3 of 17

Non-GAAP Results of Operations (Unaudited)

	Three Months Ended					Year Ended
($ in 000s except per share information)	12/31/2021	12/31/2020	% Change	9/30/2021	% Change	12/31/2021	12/31/2020	% Change
Revenues:
Commissions	$211,068	$199,847	5.6%	$189,239	11.5%	$809,500	$760,627	6.4%
Principal transactions	144,584	142,737	1.3%	118,977	21.5%	581,164	588,303	(1.2%)

Transactional revenues	355,652	342,584	3.8%	308,216	15.4%	1,390,664	1,348,930	3.1%
Capital raising	166,591	164,276	1.4%	164,061	1.5%	709,236	524,161	35.3%
Advisory	310,780	173,395	79.2%	208,218	49.3%	856,145	428,147	100.0%

Investment banking	477,371	337,671	41.4%	372,279	28.2%	1,565,381	952,308	64.4%
Asset management	318,638	249,928	27.5%	313,862	1.5%	1,206,516	917,424	31.5%
Other income	14,496	24,339	(40.4%)	18,760	(22.7%)	72,153	75,497	(4.4%)

Operating revenues	1,166,157	954,522	22.2%	1,013,117	15.1%	4,234,714	3,294,159	28.6%
Interest revenue	145,425	119,876	21.3%	141,844	2.5%	548,400	523,832	4.7%

Total revenues	1,311,582	1,074,398	22.1%	1,154,961	13.6%	4,783,114	3,817,991	25.3%
Interest expense	7,357	14,515	(49.3%)	10,023	(26.6%)	45,873	65,778	(30.3%)

Net revenues	1,304,225	1,059,883	23.1%	1,144,938	13.9%	4,737,241	3,752,213	26.3%

Non-interest expenses:
Compensation and benefits	749,929	613,992	22.1%	666,605	12.5%	2,794,209	2,249,076	24.2%
Occupancy and equipment rental	75,062	72,009	4.2%	72,129	4.1%	290,130	272,261	6.6%
Communication and office supplies	41,925	40,200	4.3%	40,432	3.7%	165,414	163,990	0.9%
Commissions and floor brokerage	15,257	12,687	20.3%	14,744	3.5%	59,681	55,960	6.6%
Provision for credit losses	4,062	—	nm	(660)	nm	(11,502)	33,925	(133.9%)
Other operating expenses	83,094	68,588	21.1%	77,903	6.7%	306,914	265,377	15.7%

Total non-interest expenses	969,329	807,476	20.0%	871,153	11.3%	3,604,846	3,040,589	18.6%
Income before income taxes	334,896	252,407	32.7%	273,785	22.3%	1,132,395	711,624	59.1%
Provision for income taxes	60,188	49,676	21.2%	68,443	(12.1%)	257,275	161,516	59.3%

Net income	274,708	202,731	35.5%	205,342	33.8%	875,120	550,108	59.1%
Preferred dividends	9,320	7,677	21.4%	9,689	(3.8%)	35,587	27,261	30.5%

Net income available to common shareholders	$265,388	$195,054	36.1%	$195,653	35.6%	$839,533	$522,847	60.6%

Earnings per common share:
Basic	$2.48	$1.84	34.8%	$1.82	36.3%	$7.81	$4.92	58.7%
Diluted	$2.23	$1.67	33.5%	$1.65	35.2%	$7.08	$4.56	55.3%
Weighted average number of common shares outstanding:
Basic	107,185	106,041	1.1%	107,379	(0.2%)	107,536	106,174	1.3%
Diluted	118,959	116,828	1.8%	118,475	0.4%	118,530	114,573	3.5%
Cash dividends declared per common share	$0.15	$0.11	36.4%	$0.15	0.0%	$0.60	$0.45	33.3%

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter 2021 Earnings Release	Page 4 of 17

Consolidated Financial Summary

	Three Months Ended					Year Ended
(Unaudited, $ in 000s except percentages)	12/31/2021	12/31/2020	% Change	9/30/2021	% Change	12/31/2021	12/31/2020	% Change
Net revenues:
Global Wealth Management	$674,242	$575,252	17.2%	$655,533	2.9%	$2,598,837	$2,190,826	18.6%
Institutional Group	633,263	489,448	29.4%	492,284	28.6%	2,152,439	1,583,147	36.0%
Other	(3,280)	(4,790)	nm	(2,879)	nm	(14,188)	(21,912)	nm

Total net revenues	$1,304,225	$1,059,910	23.1%	$1,144,938	13.9%	$4,737,088	$3,752,061	26.3%
Operating expenses:
Global Wealth Management	$441,944	$378,790	16.7%	$423,414	4.4%	$1,683,884	$1,464,942	14.9%
Institutional Group	458,100	365,793	25.2%	367,192	24.8%	1,593,502	1,257,862	26.7%
Other	85,519	80,626	6.1%	97,830	(12.6%)	392,621	378,097	3.8%

Total operating expenses	$985,563	$825,209	19.4%	$888,436	10.9%	$3,670,007	$3,100,901	18.4%
Operating contribution:
Global Wealth Management	$232,298	$196,462	18.2%	$232,119	0.1%	$914,953	$725,884	26.0%
Institutional Group	175,163	123,655	41.7%	125,092	40.0%	558,937	325,285	71.8%
Other	(88,799)	(85,416)	4.0%	(100,709)	(11.8%)	(406,809)	(400,009)	1.7%

Income before income taxes	$318,662	$234,701	35.8%	$256,502	24.2%	$1,067,081	$651,160	63.9%
Financial ratios:
Compensation and benefits	58.1%	58.6%	(50)	58.7%	(60)	59.5%	60.7%	(120)
Non-compensation operating expenses	17.5%	19.3%	(180)	18.9%	(140)	18.0%	21.9%	(390)
Income before income taxes	24.4%	22.1%	230	22.4%	200	22.5%	17.4%	510
Effective tax rate	18.0%	19.7%	(170)	25.0%	(700)	22.7%	22.7%	—

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter 2021 Earnings Release	Page 5 of 17

Consolidated Financial Information and Metrics

	Three Months Ended
(Unaudited, $ in 000s except percentages and per share data)	12/31/2021	12/31/2020	% Change	9/30/2021	% Change
Financial Information:
Total assets	$34,049,715	$26,604,254	28.0%	$30,820,334	10.5%
Total shareholders’ equity	$5,034,959	$4,238,766	18.8%	$4,791,324	5.1%
Total common equity	$4,349,959	$3,703,766	17.4%	$4,106,324	5.9%
Goodwill and intangible assets	$(1,455,049)	$(1,322,982)	10.0%	$(1,310,038)	11.1%
DTL on goodwill and intangible assets	$58,126	$51,189	13.6%	$55,430	4.9%

Tangible common equity	$2,953,036	$2,431,973	21.4%	$2,851,716	3.6%
Preferred equity	$685,000	$535,000	28.0%	$685,000	0.0%

Financial Metrics:
Book value per common share (2)	$41.63	$35.91	15.9%	$39.38	5.7%
Tangible book value per common share (2)	$28.26	$23.58	19.8%	$27.35	3.3%
Return on common equity (3)	23.7%	20.0%		17.9%
Non-GAAP return on common equity (1)(3)	25.0%	21.6%		19.2%
Return on tangible common equity (4)	34.7%	30.8%		25.9%
Non-GAAP return on tangible common equity (1)(4)	36.6%	33.3%		27.7%
Pre-tax margin on net revenues	24.4%	22.1%		22.4%
Non-GAAP pre-tax margin on net revenues (1)	25.7%	23.8%		23.9%
Effective tax rate	18.0%	19.7%		25.0%
Non-GAAP effective tax rate (1)	18.0%	19.7%		25.0%

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter 2021 Earnings Release	Page 6 of 17

Regulatory Capital

	Three Months Ended
(Unaudited, $ in 000s except percentages)	12/31/2021	12/31/2020	% Change	9/30/2021	% Change
SF Regulatory Capital (5):
Common equity tier 1 capital	$2,938,955	$2,391,296	22.9%	$2,816,734	4.3%
Tier 1 capital	$3,623,955	$2,926,296	23.8%	$3,501,734	3.5%
Risk-weighted assets	$19,366,321	$14,489,828	33.7%	$16,993,177	14.0%
Common equity tier 1 capital ratio	15.2%	16.5%		16.6%
Tier 1 risk based capital ratio	18.7%	20.2%		20.6%
Tier 1 leverage capital ratio	11.7%	11.9%		12.0%
Stifel Bank & Trust Regulatory Capital (5):
Common equity tier 1 capital	$1,274,994	$1,029,659	23.8%	$1,145,805	11.3%
Tier 1 capital	$1,274,994	$1,029,659	23.8%	$1,145,805	11.3%
Risk-weighted assets	$12,001,325	$8,994,589	33.4%	$10,727,146	11.9%
Common equity tier 1 capital ratio	10.6%	11.4%		10.7%
Tier 1 risk based capital ratio	10.6%	11.4%		10.7%
Tier 1 leverage capital ratio	7.1%	7.1%		7.0%
Stifel Bank Regulatory Capital (5):
Common equity tier 1 capital	$302,231	$209,795	44.1%	$309,150	(2.2%)
Tier 1 capital	$302,231	$209,795	44.1%	$309,150	(2.2%)
Risk-weighted assets	$2,197,216	$1,269,379	73.1%	$1,480,711	48.4%
Common equity tier 1 capital ratio	13.8%	16.5%		20.9%
Tier 1 risk based capital ratio	13.8%	16.5%		20.9%
Tier 1 leverage capital ratio	7.1%	7.3%		7.1%
Stifel Net Capital (5):
Net capital	$614,200	$487,700	25.9%	$654,900	(6.2%)
Excess net capital	$584,800	$463,300	26.2%	$628,600	(7.0%)

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter 2021 Earnings Release	Page 7 of 17

Global Wealth Management - Summary Results of Operations

	Three Months Ended					Year Ended
(Unaudited, $ in 000s except percentages)	12/31/2021	12/31/2020	% Change	9/30/2021	% Change	12/31/2021	12/31/2020	% Change
Revenues:
Commissions	$146,335	$139,594	4.8%	$133,998	9.2%	$567,491	$513,247	10.6%
Principal transactions	48,592	46,125	5.3%	50,074	(3.0%)	207,474	174,101	19.2%

Transactional revenues	194,927	185,719	5.0%	184,072	5.9%	774,965	687,348	12.7%
Asset management	318,612	249,907	27.5%	313,838	1.5%	1,206,406	917,353	31.5%
Net interest	138,891	110,521	25.7%	130,341	6.6%	511,693	478,948	6.8%
Investment banking (6)	11,183	9,562	17.0%	11,580	(3.4%)	48,210	36,024	33.8%
Other income	10,629	19,543	(45.6%)	15,702	(32.3%)	57,563	71,153	(19.1%)

Net revenues	674,242	575,252	17.2%	655,533	2.9%	2,598,837	2,190,826	18.6%
Non-interest expenses:
Compensation and benefits	349,428	303,961	15.0%	342,792	1.9%	1,370,308	1,138,525	20.4%
Non-compensation operating expenses	92,516	74,829	23.6%	80,622	14.8%	313,576	326,417	(3.9%)

Total non-interest expenses	441,944	378,790	16.7%	423,414	4.4%	1,683,884	1,464,942	14.9%

Income before income taxes	$232,298	$196,462	18.2%	$232,119	0.1%	$914,953	$725,884	26.0%

As a percentage of net revenues:
Compensation and benefits	51.8%	52.8%	(100)	52.3%	(50)	52.7%	52.0%	70
Non-compensation operating expenses	13.7%	13.0%	70	12.3%	140	12.1%	14.9%	(280)
Income before income taxes	34.5%	34.2%	30	35.4%	(90)	35.2%	33.1%	210

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter 2021 Earnings Release	Page 8 of 17

Global Wealth Management - Statistical Information

	Three Months Ended
(Unaudited, $ in 000s except financial advisors and locations)	12/31/2021	12/31/2020	% Change	9/30/2021	% Change
Financial advisors	2,227	2,187	1.8%	2,212	0.7%
Independent contractors	91	93	(2.2%)	90	1.1%

Total financial advisors	2,318	2,280	1.7%	2,302	0.7%
Locations (7)	396	392	1.0%	391	1.3%
Total client assets	$435,978,000	$357,429,000	22.0%	$406,959,000	7.1%
Fee-based client assets	$162,428,000	$129,372,000	25.6%	$150,472,000	7.9%
Transactional assets	$273,550,000	$228,057,000	19.9%	$256,487,000	6.7%
Client money market and insured product	$27,881,000	$22,837,000	22.1%	$24,974,000	11.6%
Secured client lending (8)	$3,892,609	$2,816,973	38.2%	$3,588,799	8.5%
Asset Management Revenue ($ in 000s):
Private Client Group (9)	$270,685	$208,238	30.0%	$267,300	1.3%
Asset Management	34,179	28,298	20.8%	33,145	3.1%
Third-party Bank Sweep Program	862	2,782	(69.0%)	791	9.0%
Other (10)	12,912	10,610	21.7%	12,626	2.3%

Total asset management revenues	$318,638	$249,928	27.5%	$313,862	1.5%
Fee-based Assets ($ in millions):
Private Client Group (9)	$141,456	111,995	26.3%	$130,931	8.0%
Asset Management	36,299	29,864	21.5%	33,655	7.9%
Elimination (11)	(15,327)	(12,487)	22.7%	(14,114)	8.6%

Total fee-based assets	$162,428	$129,372	25.6%	$150,472	7.9%
Third-party Bank Sweep Program	$6,253	$6,555	(4.6%)	$6,051	3.3%
ROA (bps) (12):
Private Client Group (9)	82.7	83.8		82.5
Asset Management	37.7	37.9		39.4
Third-party Bank Sweep Program	5.5	18.9		5.0

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter 2021 Earnings Release	Page 9 of 17

Institutional Group - Summary Results of Operations

	Three Months Ended					Year Ended
(Unaudited, $ in 000s except percentages)	12/31/2021	12/31/2020	% Change	9/30/2021	% Change	12/31/2021	12/31/2020	% Change
Revenues:
Commissions	$64,733	$60,253	7.4%	$55,241	17.2%	$242,009	$247,380	(2.2%)
Principal transactions	95,990	96,612	(0.6%)	68,904	39.3%	373,689	414,202	(9.8%)

Transactional revenues	160,723	156,865	2.5%	124,145	29.5%	615,698	661,582	(6.9%)
Capital raising	155,470	154,710	0.5%	152,481	2.0%	661,088	488,152	35.4%
Advisory	310,718	173,399	79.2%	208,218	49.2%	856,083	428,132	100.0%

Investment banking	466,188	328,109	42.1%	360,699	29.2%	1,517,171	916,284	65.6%
Other income (13)	6,352	4,474	42.0%	7,440	(14.6%)	19,570	5,281	270.6%

Net revenues	633,263	489,448	29.4%	492,284	28.6%	2,152,439	1,583,147	36.0%
Non-interest expenses:
Compensation and benefits	367,439	284,607	29.1%	283,063	29.8%	1,251,595	942,769	32.8%
Non-compensation operating expenses	90,661	81,186	11.7%	84,129	7.8%	341,907	315,093	8.5%

Total non-interest expenses	458,100	365,793	25.2%	367,192	24.8%	1,593,502	1,257,862	26.7%

Income before income taxes	$175,163	$123,655	41.7%	$125,092	40.0%	$558,937	$325,285	71.8%

As a percentage of net revenues:
Compensation and benefits	58.0%	58.1%	(10)	57.5%	50	58.1%	59.6%	(150)
Non-compensation operating expenses	14.3%	16.6%	(230)	17.1%	(280)	15.9%	19.9%	(400)
Income before income taxes	27.7%	25.3%	240	25.4%	230	26.0%	20.5%	550

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter 2021 Earnings Release	Page 10 of 17

Stifel Bancorp - Financial Information and Credit Metrics

	Three Months Ended
(Unaudited, $ in 000s except percentages)	12/31/2021	12/31/2020	% Change	9/30/2021	% Change
Stifel Bancorp Financial Information:
Total assets	$25,073,605	$18,867,133	32.9%	$22,164,598	13.1%
Total shareholder’s equity	$1,720,746	$1,399,382	23.0%	$1,607,936	7.0%
Total loans, net (includes loans held for sale)	$16,835,562	$11,558,008	45.7%	$13,658,697	23.3%
Commercial and industrial	7,345,753	4,296,089	71.0%	5,033,313	45.9%
Residential real estate	5,482,026	3,956,670	38.6%	4,952,372	10.7%
Securities-based loans	2,880,158	1,933,974	48.9%	2,581,705	11.6%
Commercial real estate	409,847	366,485	11.8%	369,502	10.9%
Other	625,703	617,595	1.3%	694,395	(9.9%)
Loans held for sale	207,715	551,248	(62.3%)	156,110	33.1%
Investment securities	$7,460,111	$6,344,718	17.6%	$7,587,896	(1.7%)
Available-for-sale securities, at fair value	2,113,893	2,229,878	(5.2%)	2,242,465	(5.7%)
Held-to-maturity securities, at amortized cost	5,346,218	4,114,840	29.9%	5,345,431	0.0%
Total deposits	$23,280,348	$17,396,497	33.8%	$20,398,874	14.1%
Demand deposits (interest-bearing)	22,626,560	16,886,953	34.0%	19,729,032	14.7%
Demand deposits (non interest-bearing)	626,633	411,890	52.1%	635,059	(1.3%)
Certificates of deposit	27,155	97,654	(72.2%)	34,783	(21.9%)

Credit Metrics:
Allowance for credit losses	$118,562	$135,295	(12.4%)	$114,531	3.5%
Allowance as a percentage of retained loans	0.71%	1.22%		0.84%
Net charge-offs as a percentage of average loans	0.00%	0.00%		0.00%
Total nonperforming assets	$17,470	$13,925	25.5%	$8,449	106.8%
Nonperforming assets as a percentage of total assets	0.07%	0.07%		0.04%

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter 2021 Earnings Release	Page 11 of 17

Loans and Lending Commitments - Allowance for Credit Losses

	December 31, 2021
(Unaudited, $ in 000s except percentages)	Loans and Lending Commitments	ACL	ACL %	Q4 Provision
Commercial and industrial	$7,345,753	$53,529	0.7%	$6,872
Residential real estate	5,482,026	28,560	0.5%	4,657
Securities-based loans	2,880,158	4,006	0.1%	679
Commercial real estate	409,847	3,934	1.0%	(1,388)
Other	625,703	9,315	1.5%	(5,738)

Loans held for investment, gross	16,743,487	99,344	0.6%	5,082
Loans held for sale	207,715

Total loans, gross	16,951,202
Lending commitments	3,088,000	19,218	0.6%	(1,020)

Loans and lending commitments	$20,039,202	$118,562		$4,062

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter 2021 Earnings Release	Page 12 of 17

Consolidated Net Interest Income

	Three Months Ended
	December 31, 2021			December 31, 2020			September 30, 2021
($ in millions, except percentages)	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate
Interest-earning assets:
Cash and federal funds sold	$1,616.7	$1.1	0.26%	$1,545.2	$1.1	0.28%	$1,537.9	$1.0	0.27%
Financial instruments owned	1,160.1	6.0	2.08%	670.9	2.2	1.33%	1,001.2	3.6	1.43%
Margin balances	1,072.2	6.8	2.53%	869.0	5.9	2.70%	1,081.0	6.6	2.45%
Investments:
Asset-backed securities	5,583.7	24.1	1.73%	4,826.6	21.5	1.78%	5,393.1	25.2	1.87%
Mortgage-backed securities	1,062.4	4.2	1.59%	758.8	2.6	1.38%	1,068.4	3.7	1.40%
Corporate fixed income securities	794.7	5.8	2.90%	602.8	4.1	2.74%	775.7	5.3	2.72%
Other	4.3	—	2.09%	6.8	0.1	2.06%	4.9	—	1.95%

Total investments	7,445.1	34.1	1.83%	6,195.0	28.3	1.83%	7,242.1	34.2	1.89%
Loans:
Commercial and industrial	5,802.4	47.7	3.29%	4,206.7	32.7	3.11%	4,915.9	40.9	3.33%
Residential real estate	5,180.9	32.9	2.54%	3,820.8	27.7	2.90%	4,743.3	30.7	2.59%
Securities-based loans	2,763.9	13.2	1.91%	1,899.7	9.6	2.03%	2,425.0	11.7	1.94%
Commercial real estate	372.4	2.7	2.92%	379.1	3.3	3.52%	365.3	3.4	3.77%
Loans held for sale	219.5	1.4	2.64%	489.1	3.0	2.45%	364.1	2.8	3.02%
Other	692.1	5.5	3.10%	649.3	4.9	3.02%	677.4	5.6	3.30%

Total loans	15,031.2	103.4	2.75%	11,444.7	81.2	2.84%	13,491.0	95.1	2.82%
Other interest-bearing assets	748.8	(6.0)	(3.18%)	469.6	1.2	1.00%	702.5	1.3	0.74%

Total interest-bearing assets/ interest income	27,074.1	145.4	2.15%	21,194.4	119.9	2.26%	25,055.7	141.8	2.26%
Interest-bearing liabilities:
Senior notes	1,113.3	11.6	4.16%	1,311.0	14.4	4.39%	1,113.0	11.9	4.26%
Deposits	21,056.3	0.9	0.02%	16,429.1	1.2	0.03%	19,545.5	1.1	0.02%
Federal Home Loan advances	137.3	0.1	0.31%	137.0	0.1	0.34%	5.7	—	0.28%
Other interest-bearing liabilities	1,454.9	(5.2)	(1.44%)	513.9	(1.2)	(0.94%)	1,346.0	(3.0)	(0.87%)

Total interest-bearing liabilities/ interest expense	$23,761.8	7.4	0.12%	$18,391.0	14.5	0.32%	$22,010.2	10.0	0.18%

Net interest income/margin		$138.0	2.04%		$105.4	1.99%		$131.8	2.10%

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter 2021 Earnings Release	Page 13 of 17

Stifel Bancorp Net Interest Income

	Three Months Ended
	December 31, 2021			December 31, 2020			September 30, 2021
($ in millions, except percentages)	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate
Interest-earning assets:
Cash and federal funds sold	$717.9	$0.3	0.17%	$546.7	$0.2	0.15%	$730.0	$0.3	0.19%
Investments	7,445.1	34.1	1.83%	6,195.0	28.3	1.83%	7,242.1	34.2	1.89%
Loans	15,031.2	103.4	2.75%	11,444.7	81.2	2.84%	13,491.0	95.1	2.82%
Other interest-bearing assets	51.5	0.4	3.07%	42.8	0.4	3.20%	43.5	0.4	3.10%

Total interest-bearing assets/ interest income	$23,245.7	$138.2	2.38%	$18,229.2	$110.1	2.42%	$21,506.6	$130.0	2.42%
Interest-bearing liabilities:
Deposits	$21,056.3	$0.9	0.02%	$16,429.1	$1.2	0.03%	$19,545.5	$1.1	0.02%
Federal Home Loan advances	137.3	0.1	0.31%	137.0	0.1	0.34%	5.7	—	0.28%
Other interest-bearing liabilities	1.0	—	16.71%	1.4	0.1	9.87%	1.3	—	6.87%

Total interest-bearing liabilities/ interest expense	$21,194.6	1.0	0.02%	$16,567.5	1.4	0.03%	$19,552.5	1.1	0.02%

Net interest income/margin		$137.2	2.36%		$108.7	2.39%		$128.9	2.40%

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter 2021 Earnings Release	Page 14 of 17

GAAP to Core Reconciliation

	Three Months Ended					Year Ended
(Unaudited, $ in 000s except percentages)	12/31/2021	12/31/2020	Change	9/30/2021	Change	12/31/2021	12/31/2020	Change
GAAP net revenues	$1,304,225	$1,059,910		$1,144,938		$4,737,088	$3,752,061
Non-GAAP adjustments	—	(27)		—		153	152

Non-GAAP net revenues	1,304,225	1,059,883		1,144,938		4,737,241	3,752,213

GAAP compensation and benefits expense	757,948	621,344		672,385		2,820,301	2,279,335
Merger-related (14)	(8,019)	(7,352)		(5,780)		(26,092)	(30,259)

Non-GAAP compensation and benefits expense	749,929	613,992		666,605		2,794,209	2,249,076

GAAP non-compensation operating expenses	227,615	203,865		216,051		849,706	821,566
Merger-related (14)	(8,215)	(10,381)		(11,503)		(39,069)	(30,053)

Non-GAAP non-compensation operating expenses	219,400	193,484		204,548		810,637	791,513

GAAP provision for income taxes	57,272	46,232		64,126		242,223	147,688
Merger-related and other (15)	2,916	3,444		4,317		15,052	13,828

Non-GAAP provision for income taxes	60,188	49,676		68,443		257,275	161,516

Total merger-related adjustments	(16,234)	(17,706)		(17,283)		(65,314)	(60,464)

Financial ratios:
Compensation and benefits	57.5%	57.9%	(40)	58.2%	(70)	59.0%	59.9%	(90)
Non-compensation operating expenses	16.8%	18.3%	(150)	17.9%	(110)	17.1%	21.1%	(400)
Income before income taxes	25.7%	23.8%	190	23.9%	180	23.9%	19.0%	490
Effective tax rate	18.0%	19.7%	(170)	25.0%	(700)	22.7%	22.7%	—

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter 2021 Earnings Release	Page 15 of 17

Footnotes

(1)	Please refer to the GAAP to Core Reconciliation for a reconciliation of the Company’s GAAP results to these non-GAAP measures.
(2)

Book value per common share represents shareholders’ equity (excluding preferred stock) divided by period end common shares outstanding. Tangible book value per share represents tangible common shareholders’ equity (defined below) divided by period end common shares outstanding.

(3)

Return on average common equity (“ROCE”) is calculated by dividing annualized net income applicable to common shareholders by average common shareholders’ equity or, in the case of non-GAAP ROCE, calculated by dividing non-GAAP net income applicable to commons shareholders by average common shareholders’ equity.

(4)

Return on average tangible common equity (“ROTCE”), a non-GAAP financial measure, is calculated by dividing annualized net income applicable to common shareholders by average tangible common equity or, in the case of non-GAAP ROTCE, calculated by dividing non-GAAP net income applicable to common shareholders by average tangible common equity. Tangible common equity, also a non-GAAP financial measure, equals total common shareholders’ equity less goodwill and identifiable intangible assets and the deferred taxes on goodwill and intangible assets. Average deferred taxes on goodwill and intangible assets was $56.3 million, $50.7 million, and $54.5 million, as of December 31, 2021 and 2020, and September 30, 2021, respectively.

(5)	Regulatory capital amounts and ratios are estimates as of the date of the Company’s earnings release, January 26, 2022.
(6)	Includes capital raising and advisory fee revenues.
(7)	Represents Global Wealth Management locations. Historical periods have been restated to conform with the current period presentation.
(8)	Includes client margin balances held by the Company’s broker-dealer subsidiaries and securities-based loans held at the Company’s bank subsidiaries.
(9)	Includes Private Client Group and Trust Business
(10)	Includes fund networking fees, retirement fees, transaction/handling fees, and ACAT fees.
(11)	Asset management assets managed in Private Client Group or Trust accounts.
(12)	Return on assets (ROA) is calculated based on prior period-end balances for Private Client Group, period-end balances for Asset Management, and average quarterly balances for Individual Program Banks.
(13)	Includes net interest, asset management, and other income.
(14)

Primarily related to charges attributable to integration-related activities, signing bonuses, amortization of restricted stock awards, debentures, and promissory notes issued as retention, additional earn-out expense, and amortization of intangible assets acquired. These costs were directly related to acquisitions of certain businesses and are not representative of the costs of running the Company’s on-going business.

(15)	Primarily represents the Company’s effective tax rate for the period applied to the non-GAAP adjustments.

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter 2021 Earnings Release	Page 16 of 17

Disclaimer and Legal Notice

Forward-Looking Statements

This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions.

All statements not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. For information about the risks and important factors that could affect the Company’s future results, financial condition and liquidity, see “Risk Factors” in Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020. Forward-looking statements speak only as to the date they are made. The Company disclaims any intent or obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Statements about the effects of the COVID-19 pandemic on the Company’s business, results, financial position and liquidity may constitute forward-looking statements and are subject to the risk that the actual impact may differ, possibly materially, from what is currently expected.

Use of Non-GAAP Financial Measures

The Company prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP). The Company may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise. The Securities and Exchange Commission defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial position, or cash flows that is subject to adjustments that effectively exclude, or include, amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP. Non-GAAP financial measures disclosed by the Company are provided as additional information to analysts, investors and other stakeholders in order to provide them with greater transparency about, or an alternative method for assessing the Company’s financial condition or operating results. These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. Whenever the Company refers to a non-GAAP financial measure, it will also define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure it references and such comparable U.S. GAAP financial measure.

Legal Notice

This Financial Supplement contains financial, statistical, and business-related information, as well as business and segment trends. The information should be read in conjunction with the Company’s fourth quarter earnings release issued January 26, 2022.

Stifel Financial Corp. Quarterly Financial Supplement | Fourth Quarter 2021 Earnings Release	Page 17 of 17